Mexican Government Long-Term Notes Receivable and Other Assets - Summary of Other Assets (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2018 MXN ($)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 MXN ($)
Disclosure Of Notes Receivable And Other Long Term Assets [abstract]
Insurance	$ 3,591,079		$ 3,089,801
Payments in advance	1,114,513		1,593,315
Other	1,720,218		1,211,984
Total other assets	$ 6,425,810	$ 326,467	$ 5,895,100